UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2024

NORTH HAVEN PRIVATE INCOME FUND LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01489	87-4562172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, NY   10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1 (212) 761-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 28, 2024, North Haven Private Income Fund LLC, a Delaware limited liability company (“PIF”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SL Investment Corp., a Delaware corporation (“SLIC”), Cobalt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of PIF (“Merger Sub”), and MS Capital Partners Adviser Inc., a Delaware corporation and investment adviser to each of PIF and SLIC (“Adviser”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the First Merger, Merger Sub will merge with and into SLIC, with SLIC continuing as the surviving company and as a wholly-owned subsidiary of PIF (the “First Merger”) and, immediately thereafter, SLIC will merge with and into PIF, with PIF continuing as the surviving company (together with the First Merger, the “Mergers”). The boards of directors of both PIF and SLIC, including all of their respective independent directors, have approved the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement further provides that, at the effective time of the First Merger, each share of common stock, $0.001 par value per share, of SLIC (“SLIC Common Stock”) issued and outstanding immediately prior to the effective time, except for shares, if any, owned by SLIC, PIF or any of their respective consolidated subsidiaries and shares, if any, held by any person who is entitled to demand (and properly demands) appraisal of such shares, will be converted into the right to receive, in cash, the quotient of (i) the closing SLIC net asset value (“NAV”) divided by (ii) the number of shares SLIC Common Stock issued and outstanding immediately prior to the effective time of the First Merger (inclusive of shares of SLIC already held by PIF) (the “SLIC Per Share NAV”).

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the First Merger (such date, the “Determination Date”), SLIC will deliver to PIF a calculation of its NAV as of such date (such calculation the “Closing SLIC Net Asset Value”), using a pre-agreed set of assumptions, methodologies and adjustments. The parties have agreed to calculate the SLIC Per Share NAV based on such calculations.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants relating to the operation of SLIC’s business during the period prior to the effective time of the First Merger. SLIC has agreed to prepare and file a proxy statement with the SEC for the purpose of seeking the unanimous written consent of its stockholders in connection with the Mergers and, if SLIC is unable to obtain such consent promptly after the date of the related definitive proxy statement, to convene and hold a stockholder meeting for the purpose of obtaining the approval required of SLIC’s stockholders in connection with the Mergers. SLIC’s board of directors has recommended that the SLIC’s stockholders adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that SLIC may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the SLIC board of directors may, subject to certain conditions, change its recommendation to its stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in good faith, after consultation with its outside legal counsel, and with respect to financial matters, any financial advisor, that the failure to take such action would be reasonably likely to breach its standard of conduct under applicable law (taking into account any changes to the Merger Agreement proposed by PIF).

Consummation of the Mergers, which is currently anticipated to occur during the third quarter of calendar year 2024, is subject to conditions in the Merger Agreement, including among other things (1) requisite approval of SLIC stockholders, (2) the absence of certain legal impediments to the consummation of the Mergers or pending litigation by any governmental entity challenging or seeking to enjoin, restrain or make illegal the Mergers or the other transactions contemplated by the Merger Agreement, (3) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (4) the absence of a material adverse effect of SLIC and PIF (in each case as defined in the Merger Agreement), and (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger Agreement also contains termination rights in favor of PIF and SLIC, including among other things: (i) if the Mergers are not completed on or before May 28, 2025, or (ii) if the requisite approval of SLIC stockholders is not obtained. Upon termination of the Merger Agreement under certain specified circumstances, PIF may be entitled to reimbursement of its transaction-related expenses.

The description above is only a summary of the material provisions of the Merger Agreement and is subject to, and qualified in its entirety by, reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Securities Purchase Agreement

On May 24, 2024, PIF entered into a Securities Purchase Agreement (“Purchase Agreement”) to purchase shares of SLIC Common Stock (the “Seller Shares”) from an investor in SLIC.

The purchase price per Seller Share is an amount equal to the SLIC Per Share NAV paid to the holders of SLIC Common Stock in the Mergers. The purchase price is payable at the closing of the transactions contemplated by the Purchase Agreement, which will be concurrent with payment to holders of SLIC Common Stock of consideration payable pursuant to the Merger Agreement.

The Purchase Agreement will be terminated in accordance with its terms upon the termination of the Merger Agreement.

The description above is only a summary of the material provisions of the Purchase Agreement and is subject to, and qualified in its entirety by, reference to a copy of the Purchase Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 28, 2024, PIF issued a press release announcing the entry into the Merger Agreement and Purchase Agreement. The press release is furnished herewith as Exhibit 99.1.

Attached as Exhibit 99.2 is an investor presentation dated May 28, 2024 (the “Investor Presentation”) for use by PIF in meetings with its investors.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (the “SEC”). Neither PIF nor SLIC undertakes any duty to revise or update any forward-looking statement made herein except as required by applicable law, including the rules and regulations of the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although neither PIF nor SLIC undertakes any duty to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that PIF may make directly to you or through reports that PIF in the future may file with the SEC, including without limitation, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition, or the acquisition of SLIC by PIF (collectively, the “Transaction”), along with the related proposals for which SLIC stockholder approval will be sought (the “Proposals”). The forward-looking statements may include statements as to, among other things: future operating results of PIF and SLIC and distribution projections; business prospects of PIF and SLIC and the prospects of their respective portfolio companies; and the impact of the investments that PIF and SLIC expect to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those contained in any forward-looking statements, including, among other things, risks and uncertainties associated with (i) the timing or likelihood of the Transaction closing; (ii) the ability to realize the anticipated benefits of the Transaction; (iii) the percentage of SLIC stockholders voting in favor of the proposals submitted for their approval; (iv) the possibility that competing offers or acquisition proposals will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; (vi) risks related to diverting management’s attention from ongoing business operations; (vii) the risk that stockholder litigation in connection with the Transaction may result in significant costs of defense and liability; (viii) general economic, political and industry trends and other external factors, including uncertainty surrounding the financial and political stability of the United States and other countries; (ix) the impact on PIF’s and SLIC’s business of U.S. and international financial reform legislation, rules and regulations; (x) the risk associated with possible disruptions in the operations of PIF and SLIC or the economy generally, including disruptions from the impact of global health events; (xi) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of PIF’s or SLIC’s assets; (xii) the effect of an inflationary economic environment, and its impact on PIF and SLIC, on their respective portfolio companies, financial condition and results of operations; (xiii) the impact of interruptions in the supply chain on PIF’s and SLIC’s portfolio companies; (xiv) PIF’s plans, expectations, objectives and intentions, as a result of the Transaction; (xv) the future operating results and net investment income projections of PIF or SLIC; (xvi) the ability of Adviser to locate suitable investments for PIF and to monitor and administer its investments; (xvii) the ability of Adviser or its affiliates to attract and retain highly talented professionals; (xviii) PIF’s and SLIC’s ability to maintain their respective qualification as a BDC and as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”); (xix) the business prospects of PIF or SLIC and the prospects of their respective portfolio companies; (xx) the impact of the investments that PIF or SLIC expect to make; (xxi) the expected financings and investments and additional leverage that PIF or SLIC may seek to incur in the future; and (xxii) other considerations that may be disclosed from time to time in PIF’s and SLIC’s publicly disseminated documents and filings. Although neither PIF nor SLIC undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they it make directly to you or through reports that PIF or SLIC in the future may file with the SEC, including, among other things, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, by and among North Haven Private Income Fund LLC, SL Investment Corp., Cobalt Merger Sub, Inc. and MS Capital Partners Adviser Inc., dated as of May 28, 2024.
2.2**	Securities Purchase Agreement, by and among [***], North Haven Private Income Fund LLC and, solely for purposes of section 9 thereof, SL Investment Corp., dated as of May 24, 2024.
99.1	Joint press release of North Haven Private Income Fund LLC and SL Investment Corp., issued May 28, 2024.
99.2	Investor Presentation of North Haven Private Income Fund LLC, dated May 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

**Portions of this exhibit, marked by brackets, have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because they (i) are not material and (ii) are of the type that PIF treats as private or confidential. PIF undertakes to promptly provide an unredacted copy of this exhibit on a supplemental basis, if requested by the Securities and Exchange Commission or its staff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, North Haven Private Income Fund LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN PRIVATE INCOME FUND LLC

Date: May 28, 2024	By:	/s/ David Pessah
	Name:	David Pessah
	Title:	Chief Financial Officer

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